                                                                    EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

     In connection with the Quarterly  Report of Belltower  Entertainment  Corp.
(the  "Company") on Form 10-Q for the quarter  ending  January 31, 2010 as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),
I,  Nina  Yang,  President  of  the  Company,  certify,  pursuant  to  18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: March 22, 2010

                                        By: /s/ NINA YANG
                                            ____________________________________
                                                Nina Yang
                                                President